EXHIBIT 99.1

WESTERN GAS ANNOUNCES
FIRST-QUARTER 2017 RESULTS

HOUSTON, May 2, 2017 – Western Gas Partners, LP (NYSE: WES) (“WES” or the “Partnership”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced first-quarter 2017 financial and operating results.
WESTERN GAS PARTNERS, LP
Net income (loss) available to limited partners for the first quarter of 2017 totaled $5.6 million, or $0.01 per common unit (diluted), with first-quarter 2017 Adjusted EBITDA(1) of $255.0 million and first-quarter 2017 Distributable cash flow(1) of $216.5 million.
WES previously declared a quarterly distribution of $0.875 per unit for the first quarter of 2017. This distribution represented a 2% increase over the prior quarter’s distribution and a 7% increase over the first-quarter 2016 distribution of $0.815 per unit. The first-quarter 2017 Coverage ratio(1) of 1.15 times was based on the quarterly distribution of $0.875 per unit.
“During the quarter, we began executing the largest capital program in our history, with three Delaware Basin processing plants in various stages of development. Ramsey train VI remains on schedule to begin service in the fourth quarter of this year, and Mentone trains I and II remain on schedule for start-up in the second half of 2018,” said Chief Executive Officer, Benjamin Fink. “Furthermore, during the quarter we closed our DBJV-for-Marcellus asset exchange and successfully converted half of our outstanding convertible preferred units into common units, with the other half to be converted this month. Both of these transactions are critical steps toward achieving our objective of providing sustainable distribution growth over time.”

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

Total throughput attributable to WES for natural gas assets for the first quarter of 2017 averaged 3.9 Bcf/d, which was 3% below the prior quarter and 4% above the first quarter of 2016. Total throughput for crude/NGL assets for the first quarter of 2017 averaged 169 MBbls/d, which was 7% below the prior quarter and 8% below the first quarter of 2016.
Capital expenditures attributable to WES, including equity investments but excluding acquisitions, totaled $123.8 million on a cash basis and $129.8 million on an accrual basis during the first quarter of 2017, with maintenance capital expenditures on a cash basis of $11.1 million.
WESTERN GAS EQUITY PARTNERS, LP
WGP indirectly owns the entire general partner interest in WES, 100% of the incentive distribution rights in WES and 50,132,046 WES common units. Net income (loss) available to limited partners for the first quarter of 2017 totaled $75.9 million, or $0.35 per common unit (diluted).
WGP previously declared a quarterly distribution of $0.49125 per unit for the first quarter of 2017. This distribution represented a 6% increase over the prior quarter’s distribution and a 16% increase over the first-quarter 2016 distribution of $0.42375 per unit. WGP received distributions from WES of $108.7 million attributable to the first quarter and will pay $107.5 million in distributions for the same period.

(1) Please see the tables at the end of this release for a reconciliation of GAAP to non-GAAP measures and calculation of the Coverage ratio.

CONFERENCE CALL TOMORROW AT 11 A.M. CDT
WES and WGP will host a joint conference call on Wednesday, May 3, 2017, at 11:00 a.m. Central Daylight Time (12:00 p.m. Eastern Daylight Time) to discuss first-quarter 2017 results. Individuals who would like to participate should dial 877-883-0383 (Domestic) or 412-902-6506 (International) approximately 15 minutes before the scheduled conference call time, and enter participant access code 5700314. To access the live audio webcast of the conference call, please visit the investor relations section of the Partnership’s website at www.westerngas.com. A replay of the conference call will also be available on the website for two weeks following the call.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to acquire, own, develop and operate midstream energy assets. With midstream assets located in the Rocky Mountains, North-central Pennsylvania and Texas, WES is engaged in the business of gathering, compressing, treating, processing and transporting natural gas, and gathering, stabilizing and transporting condensate, natural gas liquids and crude oil for Anadarko, as well as for other producers and customers.
Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own the following types of interests in WES: (i) the general partner interest and all of the incentive distribution rights in WES, both owned through WGP’s 100% ownership of WES’s general partner, and (ii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. WES and WGP’s management believes that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the supply of, demand for, and price of oil, natural gas, NGLs and related products or services; the ability to meet projected in-service dates for capital growth projects; construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures; and the other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K and Forms 10-Q filed with the Securities and Exchange Commission and in their other public filings and press releases. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

# # #

WESTERN GAS CONTACT
Jonathon E. VandenBrand
Director, Investor Relations
jon.vandenbrand@anadarko.com
832.636.6000

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of (i) net income (loss) attributable to Western Gas Partners, LP (GAAP) to WES’s Distributable cash flow (non-GAAP), (ii) net income (loss) attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP) to Adjusted EBITDA attributable to Western Gas Partners, LP (“Adjusted EBITDA”) (non-GAAP), and (iii) operating income (loss) (GAAP) to Adjusted gross margin attributable to Western Gas Partners, LP (“Adjusted gross margin”) (non-GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin, and Coverage ratio are widely accepted financial indicators of WES’s financial performance compared to other publicly traded partnerships and are useful in assessing its ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio, as defined by WES, may not be comparable to similarly titled measures used by other companies. Therefore, WES’s Distributable cash flow, Adjusted EBITDA, Adjusted gross margin and Coverage ratio should be considered in conjunction with net income (loss) attributable to Western Gas Partners, LP and other applicable performance measures, such as operating income (loss) or cash flows from operating activities.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Distributable Cash Flow

WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes.

	Three Months Ended March 31,
thousands except Coverage ratio	2017		2016
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income (loss) attributable to Western Gas Partners, LP	$101,889		$116,060
Add:
Distributions from equity investments	22,567		24,639
Non-cash equity-based compensation expense	1,246		1,303
Non-cash settled - interest expense, net (1)	71		4,537
Income tax (benefit) expense	3,552		6,633
Depreciation and amortization (2)	69,049		64,439
Impairments	164,742		6,518
Above-market component of swap extensions with Anadarko	12,297		6,813
Other expense (2)	45		—
Less:
Gain (loss) on divestiture and other, net	119,487		(632)
Equity income, net – affiliates	19,461		16,814
Cash paid for maintenance capital expenditures (2)	11,122		18,897
Capitalized interest	816		1,849
Cash paid for (reimbursement of) income taxes	189		67
Series A Preferred unit distributions	7,453		1,887
Other income (2)	427		122
Distributable cash flow	$216,503		$191,938
Distributions declared (3)
Limited partners – common units	$123,929
General partner	64,824
Total	$188,753
Coverage ratio	1.15	x

(1)	Includes amounts related to the Deferred purchase price obligation - Anadarko.

(2)	Includes WES’s 75% share of depreciation and amortization; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Reflects cash distributions of $0.875 per unit declared for the three months ended March 31, 2017.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA Attributable to Western Gas Partners, LP

WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income.

	Three Months Ended March 31,
thousands	2017	2016
Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP
Net income (loss) attributable to Western Gas Partners, LP	$101,889	$116,060
Add:
Distributions from equity investments	22,567	24,639
Non-cash equity-based compensation expense	1,246	1,303
Interest expense	35,504	32,036
Income tax expense	3,552	6,633
Depreciation and amortization (1)	69,049	64,439
Impairments	164,742	6,518
Other expense (1)	45	—
Less:
Gain (loss) on divestiture and other, net	119,487	(632)
Equity income, net – affiliates	19,461	16,814
Interest income – affiliates	4,225	4,225
Other income (1)	427	122
Adjusted EBITDA attributable to Western Gas Partners, LP	$254,994	$231,099
Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP
Net cash provided by (used in) operating activities	$192,616	$236,503
Interest (income) expense, net	31,279	27,811
Uncontributed cash-based compensation awards	37	72
Accretion and amortization of long-term obligations, net	(1,101)	(5,467)
Current income tax (benefit) expense	424	4,781
Other (income) expense, net	(430)	(124)
Distributions from equity investments in excess of cumulative earnings – affiliates	3,453	4,784
Changes in operating working capital:
Accounts receivable, net	1,513	(12,558)
Accounts and imbalance payables and accrued liabilities, net	29,940	(17,978)
Other	15	(3,048)
Adjusted EBITDA attributable to noncontrolling interest	(2,752)	(3,677)
Adjusted EBITDA attributable to Western Gas Partners, LP	$254,994	$231,099
Cash flow information of Western Gas Partners, LP
Net cash provided by (used in) operating activities	$192,616	$236,503
Net cash provided by (used in) investing activities	(252,434)	(842,818)
Net cash provided by (used in) financing activities	(175,797)	616,761

(1)	Includes WES’s 75% share of depreciation and amortization; other expense; and other income attributable to Chipeta.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted Gross Margin Attributable to Western Gas Partners, LP

WES defines Adjusted gross margin as total revenues and other, less cost of product and reimbursements for electricity-related expenses recorded as revenue, plus distributions from equity investments and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product.

	Three Months Ended March 31,
thousands	2017	2016
Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP
Operating income (loss)	$138,392	$153,403
Add:
Distributions from equity investments	22,567	24,639
Operation and maintenance	73,760	76,213
General and administrative	12,659	11,277
Property and other taxes	12,294	10,350
Depreciation and amortization	69,702	65,095
Impairments	164,742	6,518
Less:
Gain (loss) on divestiture and other, net	119,487	(632)
Proceeds from business interruption insurance claims	5,767	—
Equity income, net – affiliates	19,461	16,814
Reimbursed electricity-related charges recorded as revenues	13,969	15,668
Adjusted gross margin attributable to noncontrolling interest	3,876	4,421
Adjusted gross margin attributable to Western Gas Partners, LP	$331,556	$311,224
Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets	$301,505	$276,529
Adjusted gross margin for crude/NGL assets	30,051	34,695

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2017	2016
Revenues and other
Gathering, processing and transportation	$307,814	$294,004
Natural gas and natural gas liquids sales	206,525	88,556
Other	1,854	581
Total revenues and other	516,193	383,141
Equity income, net – affiliates	19,461	16,814
Operating expenses
Cost of product	189,359	76,467
Operation and maintenance	73,760	76,213
General and administrative	12,659	11,277
Property and other taxes	12,294	10,350
Depreciation and amortization	69,702	65,095
Impairments	164,742	6,518
Total operating expenses	522,516	245,920
Gain (loss) on divestiture and other, net	119,487	(632)
Proceeds from business interruption insurance claims	5,767	—
Operating income (loss)	138,392	153,403
Interest income – affiliates	4,225	4,225
Interest expense	(35,504)	(32,036)
Other income (expense), net	430	124
Income (loss) before income taxes	107,543	125,716
Income tax (benefit) expense	3,552	6,633
Net income (loss)	103,991	119,083
Net income attributable to noncontrolling interest	2,102	3,023
Net income (loss) attributable to Western Gas Partners, LP	$101,889	$116,060
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Partners, LP	$101,889	$116,060
Pre-acquisition net (income) loss allocated to Anadarko	—	(11,326)
Series A Preferred units interest in net (income) loss	(28,174)	(2,329)
General partner interest in net (income) loss	(68,162)	(55,400)
Common and Class C limited partners’ interest in net income (loss)	$5,553	$47,005
Net income (loss) per common unit – basic and diluted	$0.01	$0.31
Weighted-average common units outstanding – basic	134,448	128,990
Weighted-average common units outstanding – diluted	165,047	143,355

Western Gas Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2017	December 31, 2016
Current assets	$285,619	$594,014
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,266,813	5,049,932
Other assets	1,820,408	1,829,082
Total assets	$7,632,840	$7,733,028
Current liabilities	$280,063	$315,305
Long-term debt	3,092,257	3,091,461
Asset retirement obligations and other	154,871	149,043
Deferred purchase price obligation – Anadarko	37,346	41,440
Total liabilities	$3,564,537	$3,597,249
Equity and partners’ capital
Series A Preferred units (10,961,416 and 21,922,831 units issued and outstanding at March 31, 2017, and December 31, 2016, respectively)	$336,722	$639,545
Common units (141,633,385 and 130,671,970 units issued and outstanding at March 31, 2017, and December 31, 2016, respectively)	2,759,744	2,536,872
Class C units (12,537,100 and 12,358,123 units issued and outstanding at March 31, 2017, and December 31, 2016, respectively)	754,670	750,831
General partner units (2,583,068 units issued and outstanding at March 31, 2017, and December 31, 2016)	153,872	143,968
Noncontrolling interest	63,295	64,563
Total liabilities, equity and partners’ capital	$7,632,840	$7,733,028

Western Gas Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2017	2016
Cash flows from operating activities
Net income (loss)	$103,991	$119,083
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	69,702	65,095
Impairments	164,742	6,518
(Gain) loss on divestiture and other, net	(119,487)	632
Change in other items, net	(26,332)	45,175
Net cash provided by (used in) operating activities	$192,616	$236,503
Cash flows from investing activities
Capital expenditures	$(125,944)	$(136,987)
Contributions in aid of construction costs from affiliates	1,310	2,369
Acquisitions from affiliates	—	(713,596)
Acquisitions from third parties	(155,287)	—
Investments in equity affiliates	—	474
Distributions from equity investments in excess of cumulative earnings – affiliates	3,453	4,784
Proceeds from the sale of assets to third parties	34	138
Proceeds from property insurance claims	24,000	—
Net cash provided by (used in) investing activities	$(252,434)	$(842,818)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$(11)	$330,000
Increase (decrease) in outstanding checks	1,024	(994)
Proceeds from the issuance of common units, net of offering expenses	(158)	25,000
Proceeds from the issuance of Series A Preferred units, net of offering expenses	—	440,000
Distributions to unitholders	(185,565)	(152,588)
Distributions to noncontrolling interest owner	(3,370)	(3,838)
Net contributions from (distributions to) Anadarko	(14)	(27,632)
Above-market component of swap extensions with Anadarko	12,297	6,813
Net cash provided by (used in) financing activities	$(175,797)	$616,761
Net increase (decrease) in cash and cash equivalents	$(235,615)	$10,446
Cash and cash equivalents at beginning of period	357,925	98,033
Cash and cash equivalents at end of period	$122,310	$108,479

Western Gas Partners, LP
OPERATING STATISTICS
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Throughput for natural gas assets (MMcf/d)
Gathering, treating and transportation	1,443	1,597
Processing	2,442	2,134
Equity investment (1)	162	185
Total throughput for natural gas assets	4,047	3,916
Throughput attributable to noncontrolling interest for natural gas assets	109	135
Total throughput attributable to Western Gas Partners, LP for natural gas assets	3,938	3,781
Throughput for crude/NGL assets (MBbls/d)
Gathering, treating and transportation	44	60
Equity investment (2)	125	124
Total throughput for crude/NGL assets	169	184
Adjusted gross margin per Mcf attributable to Western Gas Partners, LP for natural gas assets (3)	$0.85	$0.80
Adjusted gross margin per Bbl for crude/NGL assets (4)	1.98	2.07

(1)	Represents WES’s 14.81% share of average Fort Union throughput and 22% share of average Rendezvous throughput.

(2)
Represents WES’s 10% share of average White Cliffs throughput, WES’s 25% share of average Mont Belvieu JV throughput, WES’s 20% share of average TEG and TEP throughput, and WES’s 33.33% share of average FRP throughput.

(3)
Average for period. Calculated as Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets (total revenues and other for natural gas assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for natural gas assets, plus distributions from WES’s equity investments in Fort Union and Rendezvous, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product), divided by total throughput (MMcf/d) attributable to Western Gas Partners, LP for natural gas assets.

(4)
Average for period. Calculated as Adjusted gross margin for crude/NGL assets (total revenues and other for crude/NGL assets, less reimbursements for electricity-related expenses recorded as revenue and cost of product for crude/NGL assets, plus distributions from WES’s equity investments in White Cliffs, the Mont Belvieu JV, TEG, TEP and FRP), divided by total throughput (MBbls/d) for crude/NGL assets.

Western Gas Equity Partners, LP
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)

thousands except per-unit amount and Coverage ratio	Three Months Ended March 31, 2017
Distributions declared by Western Gas Partners, LP:
General partner interest	$3,381
Incentive distribution rights	61,443
Common units held by WGP	43,866
Less:
Public company general and administrative expense	817
Interest expense	529
Cash available for distribution	$107,344
Declared distribution per common unit	$0.49125
Distributions declared by Western Gas Equity Partners, LP	$107,549
Coverage ratio	1.00	x

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
thousands except per-unit amounts	2017	2016
Revenues and other
Gathering, processing and transportation	$307,814	$294,004
Natural gas and natural gas liquids sales	206,525	88,556
Other	1,854	581
Total revenues and other	516,193	383,141
Equity income, net – affiliates	19,461	16,814
Operating expenses
Cost of product	189,359	76,467
Operation and maintenance	73,760	76,213
General and administrative	13,476	12,515
Property and other taxes	12,294	10,350
Depreciation and amortization	69,702	65,095
Impairments	164,742	6,518
Total operating expenses	523,333	247,158
Gain (loss) on divestiture and other, net	119,487	(632)
Proceeds from business interruption insurance claims	5,767	—
Operating income (loss)	137,575	152,165
Interest income – affiliates	4,225	4,225
Interest expense	(36,033)	(32,139)
Other income (expense), net	446	141
Income (loss) before income taxes	106,213	124,392
Income tax (benefit) expense	3,552	6,633
Net income (loss)	102,661	117,759
Net income (loss) attributable to noncontrolling interests	26,721	35,943
Net income (loss) attributable to Western Gas Equity Partners, LP	$75,940	$81,816
Limited partners’ interest in net income (loss):
Net income (loss) attributable to Western Gas Equity Partners, LP	$75,940	$81,816
Pre-acquisition net (income) loss allocated to Anadarko	—	(11,326)
Limited partners’ interest in net income (loss)	$75,940	$70,490
Net income (loss) per common unit – basic and diluted	$0.35	$0.32
Weighted-average common units outstanding – basic and diluted	218,929	218,919

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

thousands except number of units	March 31, 2017	December 31, 2016
Current assets	$286,235	$595,591
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	5,266,813	5,049,932
Other assets	1,821,734	1,830,574
Total assets	$7,634,782	$7,736,097
Current liabilities	$280,150	$315,387
Long-term debt	3,120,257	3,119,461
Asset retirement obligations and other	154,871	149,043
Deferred purchase price obligation – Anadarko	37,346	41,440
Total liabilities	$3,592,624	$3,625,331
Equity and partners’ capital
Common units (218,928,570 units issued and outstanding at March 31, 2017, and December 31, 2016)	$1,042,403	$1,048,143
Noncontrolling interests	2,999,755	3,062,623
Total liabilities, equity and partners’ capital	$7,634,782	$7,736,097

Western Gas Equity Partners, LP
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
thousands	2017	2016
Cash flows from operating activities
Net income (loss)	$102,661	$117,759
Adjustments to reconcile net income (loss) to net cash provided by operating activities and changes in working capital:
Depreciation and amortization	69,702	65,095
Impairments	164,742	6,518
(Gain) loss on divestiture and other, net	(119,487)	632
Change in other items, net	(25,945)	45,879
Net cash provided by (used in) operating activities	$191,673	$235,883
Cash flows from investing activities
Capital expenditures	$(125,944)	$(136,987)
Contributions in aid of construction costs from affiliates	1,310	2,369
Acquisitions from affiliates	—	(713,596)
Acquisitions from third parties	(155,287)	—
Investments in equity affiliates	—	474
Distributions from equity investments in excess of cumulative earnings – affiliates	3,453	4,784
Proceeds from the sale of assets to third parties	34	138
Proceeds from property insurance claims	24,000	—
Net cash provided by (used in) investing activities	$(252,434)	$(842,818)
Cash flows from financing activities
Borrowings, net of debt issuance costs	$(11)	$356,162
Increase (decrease) in outstanding checks	1,024	(994)
Proceeds from the issuance of WES common units, net of offering expenses	(158)	—
Proceeds from the issuance of WES Series A Preferred units, net of offering expenses	—	440,000
Distributions to WGP unitholders	(101,254)	(88,389)
Distributions to Chipeta noncontrolling interest owner	(3,370)	(3,838)
Distributions to noncontrolling interest owners of WES	(84,172)	(63,425)
Net contributions from (distributions to) Anadarko	(14)	(27,632)
Above-market component of swap extensions with Anadarko	12,297	6,813
Net cash provided by (used in) financing activities	$(175,658)	$618,697
Net increase (decrease) in cash and cash equivalents	$(236,419)	$11,762
Cash and cash equivalents at beginning of period	359,072	99,694
Cash and cash equivalents at end of period	$122,653	$111,456